UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2013

CAVITATION TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	02-9901	20-4907818
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10019 Canoga Ave.
Chatsworth, California 91311
(Address of principal executive offices including zip code)

(818) 718-0905
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This current report may contain forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future results of operation or future financial performance, including, but not limited to, the following: statements relating to our ability to raise sufficient capital to finance our planned operations, our ability to develop brand recognition with resellers and consumers, develop our current and future products, increase sales and our estimates of cash expenditures for the next 12 months. In some cases, you can identify forward-looking statements by terminology such as "may", "should", "intends", "expects", "plans", "anticipates", "believes", "estimates", "predicts", "potential", or "continue" or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks in the section entitled "Risk Factors", which may cause our or our industry's actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity or performance. You should not place undue reliance on these statements, which speak only as of the date that they were made. These cautionary statements should be considered with any written or oral forward-looking statements that we may issue in the future. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to reflect actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

As used in this current report and unless otherwise indicated, the terms "we", "us" and "our company" refer to Cavitation Technologies, Inc.

Item 4.01    Changes in Registrant's Certifying Accountant.

(a) On July 25, 2013, we dismissed Rose, Snyder & Jacobs LLP as our independent registered public accounting firm effective July 25, 2013. The dismissal was approved by the audit committee ("Audit Committee") of our board of directors.

During the fiscal years ended June 30, 2012 and 2011, Rose, Snyder & Jacobs LLP reports on our financial statements did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that they had raised an uncertainty and concern regarding our ability to continue as a going concern during those periods.

During the fiscal years ended June 30, 2012 and 2011 and the subsequent periods through July 25, 2013, (i) there were no disagreements between us and Rose, Snyder & Jacobs LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Rose, Snyder & Jacobs LLP would have caused Rose, Snyder & Jacobs LLP to make reference to the subject matter of the disagreements in connection with its reports on our financial statements, and (ii) there were no reportable events as that term is described in Item 304(a)(1)(v) of Regulation S-K.

On July 25, 2013, we provided Rose, Snyder & Jacobs LLP with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and requested that Rose, Snyder & Jacobs LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter, dated July 30, 2013, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On July 25, 2013, the Registrant engaged Weinberg & Company as its new independent registered public accounting firm beginning with the quarterly period ended June 30, 2013 and for our fiscal year ended June 30, 2013. The change in our independent registered public accounting firm was approved by the Audit Committee. During the two most recent fiscal years and through July 25, 2013, neither we nor anyone on our behalf consulted with Weinberg & Company regarding any of the following:

(i) The application of accounting principles to a specific transaction, either completed or proposed;

(ii) The type of audit opinion that might be rendered on our financial statements, and none of the following was provided to us:

(a) a written report; or (b) oral advice Weinberg & Company concluded was an important factor considered by us in reaching a decision as to an accounting, auditing or financial reporting issue; or

(iii) Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Roman Gordon

Effective July 22, 2013, the Board of Directors (the "Board") appointed Roman Gordon to the Board of Directors to fill a vacancy created by the resignation of Varvara Grichko. Roman Gordon is the founder of the Company. He brings more than fifteen years of experience in business management and energy risk management to us. Previously, Roman Gordon was President of Bubble Bee Corp., a car wash development company, where he was responsible for engineering, construction and the development of environmentally friendly car wash water recycling systems. From 1997 to 2002, he was Chairman of a publicly traded electric service provider company, PowerSource Corp., where he was involved in the marketing of renewable energy and in evaluation and environmental compliance.

There are no arrangements or understandings between Mr. Gordon and any other person pursuant to which he was selected to serve on the Board. There are no relationships between Mr. Gordon and the Company that would require disclosure under Item 404(a) of Regulation S-K.

Resignation of Varvara Grichko

Effective July 22, 2013, Varvara Grichko resigned as a Director of the Company for personal reasons. In submitting her resignation, Ms. Grichko did not express any disagreement with us on any matter relating to our operations, policies or practices.

Item 9.01    Exhibits.

16.1    Letter re: change in certifying accountants from Rose, Snyder & Jacobs LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 31, 2013

	By:	/s/ Igor Gordonitsky
Igor Gordonitsky
President Principal Executive Officer